                                                                   EXHIBIT 10.10

                                 IMPERIAL BANK
                                  MEMBER FDIC


                          SECURITY AND LOAN AGREEMENT
                             (ACCOUNTS RECEIVABLE)


     THIS SECURITY AND LOAN AGREEMENT (Accounts Receivable) is entered into as of November 20, 1996 (this "Agreement") between THE AUDIBLE WORDS CORPORATION, a Delaware corporation (herein called "Borrower") and IMPERIAL BANK (herein called "Bank").

     1. COMMITMENT. Bank hereby commits, subject to all the terms and conditions of this Agreement and prior to the termination of its commitment as hereinafter provided, to make loans to Borrower from time to time in such amounts as may be determined by Bank up to, but not exceeding in the aggregate unpaid principal balance of $500,000. Loans advanced pursuant to the foregoing commitment shall be referred to as "Loans." If, at any time or for any reason, the outstanding principal amount of the Loans is greater than $500,000, Borrower shall immediately pay to Bank, in cash, the amount of such excess. Any commitment of Bank, pursuant to the terms of this Agreement, to make advances shall expire on the Final Payment Date, subject to Bank's right to renew said commitment in its sole and absolute discretion. Any such renewal of the commitment shall not be binding upon Bank unless it is in writing and signed by an officer of the Bank. Provided that no Event of Default has occurred and is continuing, all or any portion of the Loans advanced by Bank which are repaid by Borrower shall be available for reborrowing in accordance with the terms hereof.

     2. LOANS. The amount of each Loan made by Bank to Borrower hereunder shall be debited to the loan ledger account of Borrower maintained by Bank (herein called the "Loan Account") and Bank shall credit the Loan Account with all loan repayments in respect thereof made by Borrower. Borrower promises to pay Bank (a) the unpaid balance of Borrower's Loan Account on December 31, 1997 (the "Final Payment Date") and (b) on or before the tenth day of each month, interest on the average daily unpaid balance of the Loan Account during the immediately preceding month at the rate of three-quarters of one percent (.75%) per annum in excess of the rate of interest which Bank has announced as its prime lending rate (the "Prime Rate") which shall vary concurrently with any change in such Prime Rate. Interest shall be computed at the above rate on the basis of the actual number of days during which the principal balance of the Loan Account is outstanding divided by 360, which shall for interest computation purposes be considered one year. Bank is hereby authorized to charge Borrower's deposit account(s) with Bank for all sums due Bank under this Agreement.

     3. LOAN REQUESTS. Requests for loans hereunder shall be in writing duly executed by Borrower in a form satisfactory to Bank and shall contain a certification setting forth the matters referred to in SECTION 1, which shall disclose that Borrower is entitled to the amount of loan being requested.

     4. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

          "ACCOUNTS" means any right to payment for goods sold or leased, or to be sold or to be leased, or for services rendered or to be rendered no matter how evidenced, including accounts receivable, contract rights, chattel paper, instruments, purchase orders, notes, drafts, acceptances, general intangibles and other forms of obligations and receivables.

          "COLLATERAL" means any and all personal property of Borrower which is assigned or hereafter is assigned to Bank as security or in which Bank now has or hereafter acquires a security interest hereunder (including, without limitation, the Accounts), or pursuant to the terms of that certain General Security Agreement (Tangible and Intangible Personal Property) dated as of the date hereof, made by Borrower in favor of Bank (the "General Security Agreement") or otherwise.

          "FINAL PAYMENT DATE" has the meaning set forth in SECTION 2.

          "LOAN DOCUMENTS" means this Agreement. the Warrant to Purchase Stock, the General Security Agreement, the Agreement to Provide Insurance (Real or Personal Property), the Trademark Security Agreement, the Copyright Security Agreement, each as executed by Borrower in favor of Bank, together with all other documents entered into or delivered pursuant to any of the foregoing.

          "PERMITTED LIENS" means the following:

              (1) liens and security interests existing as of this date and disclosed in SCHEDULE 1 attached hereto;

              (2) liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings;

              (3) liens and security interests (i) upon or in any equipment acquired or held by Borrower to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition of such equipment and in an amount not greater than the purchase price thereof or (ii) existing on such equipment at the time of its acquisition, provided that the lien and security interest is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment;

              (4) liens consisting of leases or subleases and licenses and sublicenses granted to others in the ordinary course of Borrower's business not interfering in any material respect with the business of Borrower and any interest or title of a lessor or licensor under any lease or license, as applicable;

              (5) liens securing claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like persons or entities imposed without action of such parties, provided that the payment thereof is not yet required;

              (6) liens incurred or deposits made in the ordinary course of Borrower's business in connection with worker's compensation, unemployment insurance, social security and other like laws;

              (7) liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default;

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

                 (8) easements, reservations, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances affecting real property not interfering in any material respect with the ordinary conduct of Borrower's business;

                 (9) liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

                 (10) liens that are not prior to Bank's security interest which constitute rights of set-off of a customary nature;

                 (11) liens in favor of Bank and any of its affiliates and/or successors and assigns;

                 (12) any interest or title of a lessor in equipment subject to any capitalized lease; and

                 (13) any liens arising from the filing of any financing statements relating to true leases.

          "SUBORDINATED DEBT" means indebtedness of Borrower the payment of which is fully subordinated in time and right of payment to the Loans and has been approved in writing by Bank.

     5. ASSIGNMENT OF ACCOUNTS. Borrower hereby assigns to Bank all Borrower's present and future Accounts, including all proceeds due thereunder, all guaranties and security therefor, and hereby grants to Bank a continuing security interest in all moneys collected as contemplated by SECTION 6 hereof as security for any and all obligations of Borrower to Bank, whether now owing or hereafter incurred and whether direct, indirect, absolute or contingent. So long as a Borrower is indebted to Bank or Bank is committed to extend credit to Borrower and there shall exist and be continuing an Event of Default, Borrower will execute and deliver to Bank such assignments, including Bank's standard forms of Specific or General Assignment covering individual Accounts, notices, financing statements, and other documents and papers as Bank may require in order to affirm, effectuate or further assure the assignment to Bank of the Collateral or to give any third party, including the account debtors obligated on the Accounts, notice of Bank's interest in the Collateral. Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing, Borrower shall be entitled to use the proceeds of such Accounts in the ordinary course of its business.

     6. COLLECTION OF ACCOUNTS. Until Bank exercises its rights to collect the Accounts pursuant to SECTION 15, Borrower will collect with diligence all Borrower's Accounts. Any collection of Accounts by Borrower, whether in the form of cash, checks, notes, or other instruments for the payment of money (properly endorsed or assigned where required to enable Bank to collect same), shall be in trust for Bank. If an Event of Default has occurred, Borrower shall keep all such collections separate and apart from all other funds and property so as to be capable of identification as the property of Bank and deliver said collections daily to Bank in the identical form received. The proceeds of such collections when received by Bank may be applied by Bank directly to the payment of Borrower's Loan Account or any other obligation secured hereby. Any credit given by Bank upon receipt of said proceeds shall be conditional credit subject to collection. Returned items at Bank's option may be charged to Borrower's general account. All collections of the Accounts shall be set forth on an itemized schedule, showing the name of the account debtor, the amount of each payment and such other information as Bank may request.

     7. RETURNS AND ADJUSTMENTS. Until Bank exercises its rights to collect the Accounts pursuant to SECTION 15, Borrower may continue its present policies with respect to returned merchandise and adjustments. However, Borrower shall immediately notify Bank of all cases involving repossessions, and material loss or damage of or to merchandise represented by the Accounts.

     8.   REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to
Bank: (i) That Borrower is duly organized and existing in the State of Delaware and the execution, delivery and performance of each of the Loan Documents are within Borrower's corporate powers, have been duly authorized and are not in conflict with law or the terms of any charter, by-law or other incorporation papers, or of any indenture, agreement or undertaking to which Borrower is a party or by which Borrower is bound or affected; (ii) Borrower is, or at the time the collateral becomes subject to Bank's security interest will be, the true and lawful owner of and has, or at the time the Collateral becomes subject to Bank's security interest will have, good and clear title to the Collateral, subject only to Bank's rights therein and to Permitted Liens; (iii) Each Account is, or at the time the Account comes into existence will be, a true and correct statement of a bona fide indebtedness incurred by the debtor named therein in the amount of the Account for either merchandise sold or delivered (or being held subject to Borrower's delivery instructions) to, or services rendered, performed and accepted by, the account debtor; (iv) That there are or will be no defenses, counterclaims, or setoffs which may be asserted against the Accounts from time to time, except as permitted in the definition thereof; (v) Any and all financial information, including information relating to the Collateral, submitted by Borrower to Bank, whether previously or in the future, is or will be true and correct; (vi) There is no litigation or other proceeding pending or threatened against or affecting Borrower, and Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental or regulatory authority; (vii) The consolidated and consolidating balance sheets of Borrower dated as of September 30, 1996, and the related consolidated and consolidating profit and loss statements for the fiscal year then ended, a copy of which has heretofore been delivered to Bank by Borrower, and all other statements and data submitted in writing by Borrower to Bank in connection with Borrower's request for credit are true and correct, and said balance sheet and profit and loss statement accurately present the financial condition of Borrower as of the date thereof and the results of the operations of Borrower for the period covered thereby, and have been prepared in accordance with generally accepted accounting principles as applied in the United States of America on a basis consistently maintained. Since such date, there have been no material adverse changes in the financial condition of Borrower. Borrower has no knowledge of any liabilities, contingent or otherwise, at such date not reflected in said balance sheet, and Borrower has not entered into any special commitments or substantial contracts which are not reflected in said balance sheet, other than in the ordinary and normal course of its business, which may have a materially adverse effect upon its financial condition, operations or business as now conducted; (viii) Borrower has no any liability for any delinquent state, local or federal taxes, and, if any such entity has contracted with any government agency, none has any liability for renegotiation of profits; and (ix) Borrower, as of the date hereof, possesses all necessary trademarks, trade names, copyrights, patents, patent rights, and licenses to conduct its business as now operated, without any known conflict with valid trademarks, trade names, copyrights, patents and license rights of others.

     9. NEGATIVE COVENANTS. Borrower agrees that so long as it is indebted to Bank, neither Borrower, nor any of its subsidiaries will, without prior written consent of Bank:

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

          A.   Make any substantial change in the character of its business.

          B. Create, incur, assume or permit to exist any indebtedness for borrowed monies other than loans from Bank except obligations now existing as shown in the financial statement dated September 30, 1996, excluding those being refinanced by Bank, Subordinated Debt, the indebtedness referred to in clause
(3)(i) of the definition of Permitted Liens, sale and leaseback transactions to the extent that from and after November 1, 1996 the proceeds thereof shall not exceed $500,000 and bona fide equipment or software leases; or sell or transfer, either with or without recourse, any accounts or notes receivable or any monies due or to become due.

          C. Create, incur, assume or permit to exist any mortgage, pledge, encumbrance, lien or charge of any kind (including the charge upon property at any time purchased or acquired under conditional sale or other title retention agreement) upon any asset now owned or hereafter acquired by it, other than Permitted Liens and liens in Bank's favor.

          D. Sell, dispose of or grant a security interest in any of the Collateral other than to Bank (other than the disposing of such Collateral in the ordinary course of Borrower's business or other assets which are obsolete or otherwise considered surplus), or execute any financing statements covering the Collateral in favor of any secured party or person other than Bank.

          E. Make any loans or advances to any person or other entity other than in the ordinary and normal course of its business as now conducted (provided that such loans or advances made in the ordinary course of business are not made to any person or entity which is controlled by or under common control with Borrower) or make any investment in the securities of any person or other entity other than the United States Government; or guarantee or otherwise become liable upon the obligation of any person or other entity, except by endorsement of negotiable instruments for deposit or collection in the ordinary and normal course of its business.

          F. Purchase or otherwise acquire the assets or business of any person or other entity; or liquidate, dissolve, merge or consolidate, or commence any proceedings therefore; or except in the ordinary and normal course of its business, sell (including without limitation the selling of any property or other asset accompanied by the leasing back of the same) any assets including any fixed assets, any property, or other assets necessary for the continuance of its business as now conducted.

          G. Declare or pay any dividend or make any other distribution on any of its capital stock now outstanding or hereafter issued or purchase, redeem or retire any of such stock.

     10. AFFIRMATIVE COVENANTS. Borrower affirmatively covenants that so long as any loans, obligations or liabilities remain outstanding or unpaid to Bank, it will:

          A. Furnish Bank from time to time such financial statements and information as Bank may reasonably request and inform Bank immediately upon the occurrence of a material adverse change therein;

          B. Furnish Bank periodically, in such form and detail and at such times as Bank may require, statements showing aging and reconciliation of the Accounts and collections thereon;

          C. Permit representatives of Bank to inspect the Borrower's books and records relating to the Collateral and make extracts therefrom at any reasonable time, provided that Bank shall use its best efforts to not interfere with the conduct of Borrower's business, and to arrange for verification of the Accounts, under reasonable procedures, acceptable to Bank, directly with the account debtors or otherwise at Borrower's expense;

          D. Promptly notify Bank of any attachment or other legal process levied against any of the Collateral and any information received by Borrower relative to the Collateral, including the Accounts, the account debtors or other persons obligated in connection therewith, which may in any way affect the value of the Collateral or the rights and remedies of Bank in respect thereto;

          E. Reimburse Bank upon demand for any and all legal costs, including reasonable attorneys' fees, and other expense incurred in collecting any sums payable by Borrower under Borrower's Loan Account or any other obligation secured hereby, enforcing any term or provision of this Security Agreement or otherwise or in the. checking, handling and collection of the Collateral and the preparation and enforcement of any agreement relating thereto;

          F. Notify Bank of each location and of each office of Borrower at which records of Borrower relating to the Accounts are kept;

          G. Provide, maintain and deliver to Bank policies insuring the Collateral against loss or damage by such risks and in such amounts, forms and companies as Bank may require (to the extent customarily maintained by businesses similar to Borrower) and with loss payable solely to Bank, and, in the event Bank takes possession of the Collateral, the insurance policy or policies and any uneamed or returned premium thereon shall at the option of Bank become the sole property of Bank, such policies and the proceeds of any other insurance covering or in any way relating to the Collateral, whether now in existence or hereafter obtained, being hereby assigned to Bank;

          H. In the event the unpaid balance of Borrower's Loan Account shall exceed the maximum amount of outstanding loans to which Borrower is entitled under SECTION 1 hereof, as applicable, Borrower shall immediately pay to Bank for credit to such Loan Account the amount of such excess;

          I. Maintain and preserve all rights, franchises and other authority adequate and necessary for the conduct of its business and maintain and preserve its existence in the State of Delaware and any other state(s) in which Borrower conducts its business;

          J. Maintain public liability, property damage and workers compensation insurance and insurance on all its insurable property against fire and other hazards with responsible insurance carriers to the extent usually maintained by similar businesses. Borrower shall provide evidence of property insurance in amounts and types acceptable to Bank, and certificates naming Bank as loss payee;

          K. Pay and discharge, before the same becomes delinquent and before penalties accrue thereon, all taxes, assessments and governmental charges upon or against it or any of its properties, and any of its other liabilities at any time existing, except to the extent and so long as: (a) the same are being contested in good faith and by appropriate proceedings in such manner as not to cause any materially adverse affect upon its financial condition or the loss of any right of redemption from any sale thereunder; and (b) it shall have set aside on its books reserves (segregated to the extent required by generally accepted accounting practice) deemed by it adequate with respect thereto;

          L. Maintain a standard and modern system of accounting in accordance with generally accepted accounting principles on a basis consistently maintained; permit Bank's representatives to have access to, and to examine its properties, books and records at all reasonable times; provided that Bank shall use its best efforts to not interfere with the conduct of Borrower's business.

          M. Upon Bank's request, and not less frequently than once per calendar quarter, deliver to Bank and Bank's designated counsel executed originals of Patent Security Agreement in the form of EXHIBIT A attached hereto and incorporated herein by this reference, Copyright Security Agreement in the form of EXHIBIT B attached hereto and incorporated herein by this reference and Trademark Security Agreement in the form of Exhibit C attached hereto and incorporated herein by this reference, each with appropriate insertions and schedules sufficient for perfecting Bank's security interest in all patents, patent licenses, trademarks, trademark licenses, copyrights and copyright licenses to which Borrower then has any right, title or interest; and

          N. Maintain its properties, equipment and facilities in good order and repair.

     11. FINANCIAL COVENANTS AND INFORMATION. All financial covenants and financial information referenced herein shall be interpreted and prepared in accordance with generally accepted accounting principles as generally used in the United States of America applied on a basis consistent with previous years. Compliance with financial covenants shall be calculated and monitored on a monthly basis, except as shall be expressly stated to the contrary. Borrower affirmatively covenants that so long as any loans, obligations or liabilities remain outstanding or unpaid to Bank, it will, on a consolidated basis:

          A. Beginning with the period ending June 30, 1997, maintain a minimum tangible net worth (meaning the excess of all assets, excluding any value for goodwill, trademarks, patents, copyrights, organization expense and other similar intangible items, over its liabilities, less subordinated debt) of not less than $500,000.

          B. As soon as it is available, but not later than 20 days after and as of the end of each month, deliver to Bank a financial statement consisting of a balance sheet and profit and loss statement in form satisfactory to Bank, and a Compliance Certificate in the form of EXHIBIT D attached hereto and incorporated herein by this reference, certified by an officer of Borrower.

          C. As soon as it is available, but not later than 90 days after the end of Borrower's fiscal year, deliver to Bank a report of audit of Borrower's consolidated financial statements together with changes in financial position certified without negative qualification by an independent certified public accountant selected by Borrower but acceptable to Bank.

          D. Upon the reasonable request of Bank, deliver to Bank current budgets, sales projections, operating plans and other financial exhibits and information in form and substance satisfactory to Bank.

          E. Upon any officer becoming aware, deliver immediately to Bank written notice of any pending or threatened litigation claiming, or reasonably likely to result in, damages against Borrower in an amount in excess of $50,000.

     12. LOAN FEE. In addition to any other amounts due, or to become due, in lieu of a loan fee, Borrower agrees to deliver to Bank (when available) four (4) Audible Words players and docking units.

     13. BANKING RELATIONSHIP. Borrower will maintain its primary banking and investment accounts with Bank.

     14. DEFAULT AND REMEDIES. The occurrence of any one or more of the following shall constitute an "Event of Default": (i) Default be made in the payment of any obligation by Borrower under any Loan Document; (ii) Subject to clause (i) above, breach be made in any warranty, statement, promise, term or condition, contained herein or in any other Loan Document and the same shall not have been cured to the satisfaction of Bank within 15 days after Borrower shall have become aware thereof, whether by written notice from Bank, or otherwise, (except that no cure period shall exist for breaches in respect of Borrower's obligations under SECTION 9, SUBSECTIONS 10.A, C, D, G, H, I and J, SUBSECTIONS 11.A, B and C of this Agreement, and SECTIONS 1 and 2 of the General Security Agreement; (iii) Any statement, warranty or representation made by Borrower at any time proves false; (iv) Borrower defaults in the repayment of any principal of or the payment of any interest on any indebtedness exceeding in the aggregate principal amount $10,000 or breaches or violates any term or provision of any promissory note, loan agreement, mortgage, indenture or other evidence of such indebtedness pursuant to which amounts outstanding in the aggregate exceed $10,000 if the effect of such breach is to permit the acceleration of such indebtedness, whether or not waived by the note holder or obligee, and such failure shall not have been cured to Bank's satisfaction within fifteen (15) calendar days after Borrower shall become aware thereof, whether by written notice from Bank or otherwise, or there has in fact been an acceleration of such indebtedness; (v) Borrower becomes insolvent or make an assignment for the benefit of creditors; (vi) Any proceeding be commenced by Borrower under any bankruptcy, reorganization, arrangement, readjustment of debt or moratorium law or statute or, any such a proceeding is commenced against Borrower and is not dismissed or stayed within ten (10) days (provided that no Loans will be made prior to the dismissal of such proceeding); (vii) Any money judgment, writ of attachment, gamishment, execution or other legal process be entered against Borrower or issued against any material property of Borrower which is not fully covered by insurance (subject to reasonable deductibles) and remains unvacated, unbonded, unstayed or unpaid or undischarged for more than fifteen (15) days (whether or not consecutive) or in any event later than five (5) days prior to the date of any proposed sale thereunder, or if any assessment for taxes against Borrower other than real property, is made by the Federal or State government or any department thereof; or (viii) Any material adverse change in Borrower's financial condition, prospects or operations which materially impairs the prospect of Borrower's payment or performance of its obligations under the Loan Documents. Upon the occurrence and during the continuance of an Event of Default, Bank may, at its option and without demand first made and without notice to Borrower, do any one or more of the following: (a) Terminate its obligation to make loans to Borrower as provided in SECTION 1 hereof; (b) Declare all sums secured hereby immediately due and payable; (c) Immediately take possession of the Collateral wherever it may be found, using all necessary force so to do, or require Borrower to assemble the Collateral and make it available to Bank at a place designated by Banic which is reasonably convenient to Borrower and Bank, and Borrower waives all claims for damages due to or arising from or connected with any such taking; (d) Proceed in the foreclosure of Bank's security interest and sale of the Collateral in any manner permitted by law, or provided for herein; (e) Sell, lease or otherwise dispose of the Collateral at public or private sale, with or without having the Collateral at the place of sale, and upon terms and in such manner as Bank may determine, and Bank may purchase same at any such sale; (f) Retain the Collateral in full satisfaction of the obligations secured thereby; (g) Exercise any remedies of a secured party under the Uniform Commercial Code. Prior to any such disposition, Bank may, at its option. cause any of the Collateral to be repaired or reconditioned in such manner and to such extent as Bank may deem advisable, and any sums expanded therefor by Bank shall be repaid by Borrower and secured hereby. Bank shall have the right to enforce one or more remedies hereunder successively or concurrently, and any such action shall not estop or prevent Bank from pursuing any further remedy which it may have hereunder or by law. If a sufficient sum is not realized from any such disposition of Collateral to pay all obligations secured by this Agreement, Borrower hereby promises and agrees to pay Bank any deficiency.

     15. COLLECTION OF ACCOUNTS BY BANK. After and during the continuance of an Event of Default Bank may, without prior notice to Borrower, collect the Accounts and may give notice of assignment to any and all account debtors, and Borrower does hereby make, constitute and appoint Bank its irrevocable, true and lawful attorney with power to receive, open and dispose of all mail addressed to Borrower, to endorse the name of Borrower upon any checks or other evidences of payment that may come into the possession of Bank upon the Accounts to endorse the name of the undersigned upon any document or instrument relating to the Collateral; in its name or otherwise, to demand, sue for, collect and give acquittances for any and all moneys due or to become due upon the Accounts; to compromise, prosecute or defend any action, claim or proceeding with respect thereto; and to do any and all things necessary and proper to carry out the purpose herein contemplated.

     16. RECORDS RETENTION. Borrower authorizes Bank to destroy all invoices, delivery receipts, reports and other types of documents and records submitted to Bank in connection with the transactions contemplated herein at any time subsequent to four months from the time such items are delivered to Bank.

     17. NO ORIGINAL ISSUE DISCOUNT. Borrower and Bank hereby acknowledge and agree that the Warrant to Purchase Stock (the "Warrant") transferred to Bank in connection herewith is part of an investment unit within the meaning of Section 1273(c)(2) of the Internal Revenue Code which includes the Loans. Borrower and Bank further agree as between Borrower and Bank, that the fair market value of the Warrant is equal to [US$500] and that, pursuant to Treas. Reg. (S) 1.1273-2(h), [US$500] of the issue price of the investment unit will be allocable to the Warrant and the balance shall be allocable to the Loans. Borrower and Bank agree to prepare their federal income tax returns in a manner consistent with the foregoing agreement and, pursuant to Treas. Reg. (S) 1.1273. the original issue discount on the Loans shall be considered to be zero.

     18. ADDITIONAL PROVISIONS. Nothing herein shall in any way limit the effect of the conditions set forth in any other security or other agreement executed by Borrower, but each and every condition hereof shall be in addition thereto.

     19.  MISCELLANEOUS PROVISIONS.

          A. No failure or delay on the part of Bank, in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof.

          B. All rights and remedies existing under this Agreement or any other Loan

Document are cumulative to, and not exclusive of, any rights or remedies otherwise available.

          C. All headings and captions in this Agreement and any related documents are for convenience only and shall not have any substantive effect.

          D. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law.

BANK:                                            BORROWER:

IMPERIAL BANK                                    THE AUDIBLE WORDS CORPORATION,
                                                 a Delaware corporation


By:  /s/ Sam Bhaumik                             By:  /s/ Patrick C. Barry
   -------------------------                        ---------------------------
     Sam Bhaumik                                      Patrick C. Barry
     Senior Vice President                            Chief Financial Officer



LIST OF EXHIBITS
------------------

SCHEDULE 1       -  List of Liens and Security Interests

EXHIBIT A        -  Patent Security Agreement

EXHIBIT B        -  Copyright Security Agreement

EXHIBIT C        -  Trademark Security Agreement

EXHIBIT D        -  Compliance Certificate

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